June 29, 2016

Schwartz Value Focused Fund
Ticker Symbol: RCMFX

Supplement to the Prospectus Dated May 1, 2016

At a meeting held on June 29, 2016, shareholders of the Schwartz Value Focused Fund (the “Fund”) approved a change in the sub-classification of the Fund from a diversified to a non-diversified fund and the removal of certain fundamental investment limitations. The changes approved by shareholders are intended to allow Schwartz Investment Counsel, Inc. (the “Adviser”) to take more meaningful positions in securities if it has a strong conviction about their potential.

The first paragraph of the section of the Risk/Return Summary, “What are the Fund’s Principal Investment Strategies,” beginning on page 2 and the first paragraph of the Additional Investment Information section, “Principal Investment Strategies” beginning on page 7 is removed and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets, including the amount of any borrowings for investment purposes, in U.S. common stocks. The Fund may invest in the securities of companies of any size, regardless of market capitalization. At times, depending on market and other conditions, the Fund may invest a substantial portion of its assets in a small number of issuers, industries or business sectors. The Fund may invest in special situation companies that have fallen out of favor with the market, but that the Adviser expects to appreciate over time due to company-specific developments, rather than general business conditions or movements in the markets as a whole. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds or spin-offs) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new product introductions, changes in senior management or significant changes in a company’s cost structure. The Fund is classified as non-diversified.

The following paragraph is added to the section of the Risk/Return Summary, “What are the Principal Risks of Investing in the Fund?” beginning on page 3 and to the Additional Investment Information section, “Principal Risks” beginning on page 8:

Non-Diversification Risk. The Fund is classified as non-diversified and may therefore invest a greater percentage of its assets in the securities of a limited number of issuers than a fund that is diversified. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers, industries or sectors, which may cause its share price to be more susceptible to any economic, business, political or regulatory occurrence affecting an issuer than a fund that is more widely diversified. The issuers that the Fund may emphasize will vary from time to time.

The first sentence of the section “Operation of the Fund,” beginning on page 18 is removed and replaced with the following:

The Fund is a non-diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company organized as an Ohio Business Trust.

This Supplement Supercedes any Prior Supplement and
Should be Retained for Future Reference

SCHWARTZ INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2016

Amended June 29, 2016

Schwartz Value Focused Fund
(RCMFX)

This Statement of Additional Information (“SAI”) supplements the Prospectus offering shares of the Schwartz Value Focused Fund (the “Fund”). This SAI, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated May 1, 2016, as it may be revised or supplemented from time to time.

Because this SAI is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund’s Prospectus may be obtained by writing the Fund at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Fund toll-free at 888-726-0753, or on the Fund’s website: www.schwartzvaluefocusedfund.com. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Table of Contents

THE TRUST	3
INVESTMENT POLICIES AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	14
TRUSTEES AND OFFICERS	16
THE INVESTMENT ADVISER	21
PORTFOLIO MANAGERS	23
SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS	24
PORTFOLIO TURNOVER	27
CALCULATION OF SHARE PRICE	28
SHAREHOLDER ACCOUNTS	28
TAXES	29
REDEMPTION IN KIND	33
HISTORICAL PERFORMANCE INFORMATION	34
PRINCIPAL SECURITY HOLDERS	36
CUSTODIAN	36
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36
LEGAL COUNSEL	36
TRANSFER AGENT AND ADMINISTRATOR	36
THE DISTRIBUTOR	37
FINANCIAL STATEMENTS	37
APPENDIX A - RATINGS DESCRIPTIONS	38
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES	41

THE TRUST

Schwartz Investment Trust (the "Trust"), an open-end management investment company, was organized as an Ohio business trust on August 31, 1992.  The Trust currently offers six series of shares to investors: the Schwartz Value Focused Fund, the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund.  This SAI provides information relating to the Schwartz Value Focused Fund (the "Fund").  Prior to May 1, 2016, the Fund was named the "Schwartz Value Fund." The Fund is a non-diversified series of the Trust, but was classified as a diversified series prior to June 29, 2016.  Information relating to the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (the "Ave Maria Mutual Funds") may be found in a separate Statement of Additional Information.  Each fund has its own investment objective, strategies and policies.

Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares, so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the Fund’s shareholders will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies that may be changed by the Board of Trustees (the “Board of Trustees” or the “Board”) without shareholder approval.

Commercial Paper. Commercial paper consists of short-term (usually from one 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper if rated A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of Schwartz Investment Counsel, Inc. (the “Adviser”), such note is liquid.

Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due, and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor’s has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

Bank Debt Instruments. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation (the “FDIC”). Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than 7 days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

These bank debt instruments are generally not insured by the FDIC or any other government agency, except that certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

When-Issued Securities. The Fund may purchase securities on a forward commitment or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct its custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund’s commitments to purchase securities on a when-issued basis. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund’s payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. The Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. The Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

Repurchase Agreements. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its custodian or with banks or broker-dealers that have been approved as adequately creditworthy by the Adviser. There is no limit on the amount that the Fund may invest in repurchase agreements; however, the Fund will not enter into a repurchase agreement not terminable within 7 days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities. The Fund does not intend to engage in reverse repurchase agreement transactions.

Although the securities subject to a repurchase agreement might bear maturities exceeding 1 year, settlement for the repurchase will never be more than 1 year after the Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding 1 day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must be of a credit quality at least equal to the Fund’s investment criteria for portfolio securities and will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund would be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

U.S. Government Obligations. “U.S. Government obligations” include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of 1 year or less; Treasury Notes have initial maturities of 1-10 years; and Treasury Bonds generally have initial maturities of greater than 10 years. U.S. Government obligations also include treasury inflation-protected securities (“TIPS”) issued by the U.S. Government that have an inflation adjustment applied to the principal according to changes in the Consumer Price Index.

Agencies and instrumentalities established by the U. S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. Government-sponsored enterprises. In explaining the downgrade, Standard & Poor’s cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. Standard & Poor’s continues to affirm its AA+ long-term credit rating on the U.S. and its rating outlook of stable. Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued by the U.S. Government may experience credit downgrades. Such a credit event may cause significant disruption across various asset classes and adversely impact the U.S. economy and financial markets.

Foreign Securities. Subject to the Fund’s investment policies and quality standards, the Fund may invest in U.S. dollar-denominated foreign securities that are traded domestically on a national securities exchange, or in the over-the-counter markets, including those traded domestically in the form of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S.

Investments in emerging market countries may include special risks in addition to those generally associated with foreign investing. The value of investments in emerging market countries may be more volatile due to greater uncertainties of investing in less established markets and economies. Governments of many emerging market countries have exercised substantial influence over many aspects of the private sector through ownership or control of many companies and the future actions of these governments could have a significant effect on economic conditions in emerging markets. With respect to certain emerging market countries, the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property, political or social instability or diplomatic developments could adversely affect investments by U.S. persons in these countries.

Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price during the life of the warrant and are valid for a specific period of time (generally 2 or more years). Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund’s assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Borrowing and Pledging. The Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes and only in an amount not exceeding 5% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 5% of its total assets. The Fund’s policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in the Fund’s net asset value until the borrowing is repaid. Money borrowed by the Fund will be subject to interest and other costs.

Investment Company Shares. Investment company shares are securities of other open-end or closed-end registered investment companies and include money market funds and exchange-traded funds (“ETFs”). The Fund may invest in shares of other investment companies, but will not invest more than 5% of its total assets in shares of any single investment company and will not purchase more than 3% of the outstanding voting shares of any investment company. Investments by the Fund in other investment companies will result in duplication of advisory, administrative and other operational expenses. An investment in an investment company is not insured or guaranteed by the FDIC or any other governmental agency, entity or person.

•	Money Market Mutual Funds. In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Fund may invest a significant portion of its assets in shares of 1 or more money market mutual funds. While investor losses in money market mutual funds have been rare, they are possible.

•	Exchange-Traded Funds (“ETFs”). ETFs are a type of investment company shares that are bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The Fund could purchase shares of an ETF to gain exposure to a portion of a U.S. or foreign market. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Gold and Precious Metals. The Fund may from time to time invest in ETFs or other companies that invest directly or indirectly in commodities or whose business is related to commodities. For example, the Fund may invest in companies whose business is related to the mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

CFTC Regulation Risk. The Fund has claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation under the CEA. A fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Fund is required to reaffirm its eligibility to continue to claim the exclusion.

Illiquid Investments. The Fund may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than 7 days and other securities that are not readily marketable. However, the Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, may be considered liquid by the Board of Trustees or its delegate. Risks associated with illiquid securities include the potential inability of the Fund to promptly sell a portfolio security after its decision to sell.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Where registration is required, the Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Restricted securities will be priced at fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees, with the assistance of the Adviser. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund may have more than 15% of the value of its net assets invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable to reduce its exposure to illiquid securities.

Portfolio Turnover. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund’s rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If the Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s return. High portfolio turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains that the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See “Taxes.”

Market Events. Events in the financial sector historically have resulted and may continue to result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructuring and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry, credit and liquidity issues involving certain money market mutual funds and a high yield mutual fund, governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits, debt crisis in the Eurozone, Standard & Poor’s downgrade of the U.S. long-term sovereign debt and an oversupply of oil. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the energy sector most recently affected, and issuers in the real estate, mortgage and credit markets particularly affected as a result of the sub-prime mortgage crisis. Instability in the financial markets has led many governments, including the U.S. Government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases, a lack of liquidity.

In addition to financial market volatility, relatively high market volatility and reduced liquidity in the credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market volatility may have an adverse effect on the Fund, including making it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.

Political turmoil within the United States and abroad may also impact the Fund. Although the U.S. Government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments, and increase uncertainty in or impair the operation of the U.S. and/or other securities markets. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the Fund’s performance.

Uncertainties surrounding the sovereign debt of a number of European Union countries and the viability of the European Union have disrupted and may in the future disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Political and military events overseas, including the military crises in Ukraine and the Middle East, nationalist unrest in Europe, and the possibility of terrorist attacks, also may cause market disruptions.

Corporate Bonds and Preferred Stocks

It is not the Adviser’s intention to have the Fund invested in debt securities primarily for capital appreciation; the Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser’s analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein or in the Prospectus. When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from 1 day to 30 years) will be based in large measure both on the Adviser’s perception as to general risk levels in the debt market versus the equity market, and on the Adviser’s perception of the future trend and term structure of interest rates.

Although the Fund invests primarily in common stocks, the Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody’s and Standard & Poor’s. The Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than “investment grade” by either of these 2 rating organizations. Lower-rated securities (commonly called “junk” securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. Securities rated in any category below Baa by Moody’s or BBB by Standard & Poor’s are generally considered to be “junk” securities. The Fund will promptly sell “junk” securities as necessary in order to limit its aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

See Appendix A to this SAI for a description of the quality ratings assigned by Moody’s and Standard & Poor’s.

Preferred Stocks. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

General Risk Factors of Fixed-Income Securities. Investments in fixed-income securities are subject to inherent market risks and fluctuations in price due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay principal and interest when due. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, that is, all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude. Current interest rates are near historical lows, and future interest rates increases could result in less liquidity and greater volatility of fixed-income securities. Fixed-income securities are subject to liquidity risk resulting from the lack of an active market, a reduced number of traditional market participants or the reduced capacity of traditional market participants to make a market for fixed-income securities. New regulations and changing business practices of financial intermediaries that make markets in fixed-income securities may cause those intermediaries to restrict their market making activities for certain fixed income securities, which may reduce the liquidity and increase the volatility of these securities.

Risk Factors of Lower-Rated Securities. Lower-rated debt securities (commonly called “junk” securities) may be subject to certain risk factors to which other securities are not subject to the same degree. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of the Fund’s shares, and an increase in issuers’ defaults on such securities.

Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Fund will be able to receive payments when senior securities are in default.

The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition. Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, portfolio securities may be valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees. Also, increased illiquidity of the market for lower-rated securities may affect the Fund’s ability to dispose of portfolio securities at a desirable price.

Certain laws or regulations may have a material effect on the Fund’s investments in lower-rated securities. As examples, certain legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and other legislative proposals have been introduced in order to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

INVESTMENT LIMITATIONS

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Under these fundamental limitations, the Fund may not:

1. Borrow amounts in excess of 5% of the Fund’s total assets, except as a temporary measure for extraordinary or emergency purposes.

2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3. Invest 25% or more of the Fund’s total assets in any one industry.

4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

6. Invest for the purpose of exercising control of management.

7. Issue senior securities as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund’s total assets, taken at the lesser of cost or market value.

8. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

9. Sell any securities short unless, by virtue of the Fund’s ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

10. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money (investment limitation 1, above), will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken. The Fund is not permitted to engage in securities lending.

The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 9. The Fund has never made, nor does it presently intend to make, short sales of securities “against the box” as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve until their retirement and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Four Trustees of the Trust are not interested persons, as defined in the 1940 Act (the “Independent Trustees”).

Name, Address and Year of Birth	Length of Service	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Portfolios in Fund Complex Overseen by Trustee*
Interested Trustee:
George P. Schwartz, CFA** 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1944	Since August 1992	Trustee/Chairman and President	Chief Executive Officer of Schwartz Investment Counsel, Inc.	6
Independent Trustees:
Donald J. Dawson, Jr. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1947	Since January 1993	Trustee	Chairman of Payroll 1, Inc. (payroll processing company) until 2015	6
Joseph M. Grace 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1936	Since August 2007	Trustee	Retired Senior Vice President of National Bank of Detroit (renamed JP Morgan Chase & Company)	6
Louis C. Bosco, Jr. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1936	Since December 2008	Trustee	Retired Partner of Bosco Development Company (real estate firm)	6
John J. McHale, Jr. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1949	Since April 2014	Trustee	Special Assistant to the Commissioner of Major League Baseball (as of April 2015) Executive Vice President of Major League Baseball from 2000 until April 2015	6

Executive Officers:
Richard L. Platte, Jr., CFA** 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1951	Since January 1993	Vice President and Secretary	President and Chief Investment Officer (as of January 2014), Executive Vice President and Secretary (until January 2014) of Schwartz Investment Counsel, Inc.
Timothy S. Schwartz, CFA** 5060 Annunciation Circle, Ste. 101 Ave Maria, Florida 34142 Year of Birth: 1971	Since April 2000	Treasurer	Executive Vice President and Chief Financial Officer of Schwartz Investment Counsel, Inc.
Cathy M. Stoner, CPA, IAACP** 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1970	Since January 2010	Chief Compliance Officer	Chief Compliance Officer and Vice President of Schwartz Investment Counsel, Inc.
Robert C. Schwartz, CFP** 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1976	Since October 2013	Vice President	Vice President and Secretary of Schwartz Investment Counsel, Inc.

* The Fund Complex consists of the Fund and the Ave Maria Mutual Funds.

** George P. Schwartz, Richard L. Platte, Jr., Timothy S. Schwartz, Cathy M. Stoner and Robert C. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Timothy S. Schwartz and Robert C. Schwartz are sons of George P. Schwartz.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s dollar range of beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2015.

Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
George P. Schwartz, CFA	Over $100,000	Over $100,000
Donald J. Dawson, Jr.	$10,001 – $50,000	$ 50,001 – $100,000
Joseph M. Grace	None	$ 10,001 – $50,000
Louis C. Bosco, Jr.	None	$ 10,001 – $50,000
John J. McHale, Jr.	None	$ 10,001 - $50,000

Trustee Compensation. No Interested Trustee will receive any compensation from the Trust for serving as a Trustee of the Trust. Effective January 1, 2016, each Independent Trustee receives from the Trust an annual retainer of $35,000, payable quarterly (except that such retainer is $45,000 for the Chairman of the Governance Committee/Lead Independent Trustee and $39,000 for the Chairman of the Audit Committee), plus a fee of $5,500 for attendance at each meeting of the Board of Trustees. Prior to January 1, 2016, each Independent Trustee received from the Trust an annual retainer of $30,000, payable quarterly (except that such retainer was $38,000 for the Lead Trustee/Chairman of the Committee of Independent Trustees), plus a fee of $5,500 for attendance at each meeting of the Board of Trustees. A Trustee Emeritus receives one-half of both the annual retainer and fee for attendance at each Board meeting. Each Independent Trustee receives reimbursement of travel and other expenses incurred in attending meetings.

The following table shows the compensation paid in 2015 to each of the Independent Trustees:

Independent Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex*
Donald J. Dawson, Jr.	$ 9,286	None	None	$ 60,000
John E. Barnds**	$ 4,981	None	None	$ 23,250
Louis C. Bosco, Jr.	$ 8,048	None	None	$ 52,000
Joseph M. Grace	$ 8,048	None	None	$ 52,000
John J. McHale, Jr.	$ 8,048	None	None	$ 52,000

* The Fund Complex consists of the Fund and the Ave Maria Mutual Funds.
** Mr. Barnds served as a “Trustee Emeritus” and retired from the Board on December 31, 2015.

Leadership Structure and Qualifications of Trustees

Board of Trustees. The Board is responsible for oversight of the Fund. The Trust has engaged the Adviser to oversee the management of the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. The Board has established an Audit Committee and a Nominating and Governance Committee (the “Governance Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Mr. George P. Schwartz, CFA. Mr. Schwartz is an Interested Trustee of the Trust because he is an officer and the controlling shareholder of the Adviser. Mr. Schwartz, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers. As Chairman, Mr. Schwartz has primary responsibility for setting the agenda and presiding at each Board meeting.

Mr. Donald J. Dawson, Jr. serves as the Lead Independent Trustee and Chairman of the Governance Committee and Mr. Joe Grace, an Independent Trustee, serves as Chairman of the Audit Committee. Each Committee Chairman reviews meeting agendas and presides at all meetings of their respective committees. In his role as Lead Independent Trustee, Mr. Dawson facilitates communication and coordination between the Independent Trustees and management, reviews meeting agendas for the Board, Chair’s executive sessions of the Independent Trustees and has the authority to preside at meetings of the Board at which the Chairman of the Board is not present.

Board Committees. During the fiscal year ending December 31, 2015, the Board had one operating committee, the Committee of Independent Trustees, which met 4 times during the fiscal year. Effective January 1, 2016, the Board decided to terminate its Committee of Independent Trustees and split the functions of that Committee into two separate committees. The result was the establishment of a Governance Committee and an Audit Committee, each consisting of the Independent Trustees: Donald J. Dawson, Jr., Louis C. Bosco, Jr., Joseph M. Grace and John J. McHale, Jr. The Audit Committee oversees (i) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; and (ii) the quality and objectivity of the financial statements of the Fund and the independent audits thereof. In addition, the Audit Committee acts as a liaison between the Fund’s independent registered public accounting firm and the full Board and pre-approves the scope of the audit and non-audit services the independent registered public accounting firm provides to the Fund. The Governance Committee oversees the independence and effective functioning of the Board and reviews in the first instance and makes recommendations to the Board regarding any investment advisory agreement relating to the Fund.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance Committee believes contribute to good governance for the Trust. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Mr. George P. Schwartz has served as the Chief Executive Officer of the Adviser since he founded the Adviser in 1980. He has 49 years of experience in the investment management profession, including 7 years as an investment research analyst and partner with two New York Stock Exchange member firms and 6 years as Senior Investment Officer and Chairman of the Investment Committee of a national bank. Mr. Schwartz holds a B.S. degree in Finance from the University of Detroit. He is a Chartered Financial Analyst and a Chartered Investment Counselor. Mr. Schwartz has served as President and a Trustee of the Trust since August 1992. The Board concluded that Mr. Schwartz is suitable to serve as a Trustee because of his professional experience and his academic background.

Mr. Donald J. Dawson, Jr. previously served as the President and Chief Executive Officer of a closely-held company from 1986 until 1998 and Chairman of that company from 1999 until 2015. He has also been a Board member of a non-profit organization since 2000, serving as Chairman from 2009 until 2011. Mr. Dawson holds a B.A. degree in Economics from Georgetown University and a J.D. degree from the University of Michigan Law School. He has previously been licensed with the Financial Industry Regulatory Authority (“FINRA”) as a general securities representative. Mr. Dawson has served as a Trustee of the Trust since January 1993. The Board concluded that Mr. Dawson is suitable to serve as a Trustee because of his business and legal experience, his academic background and his service and experience on other boards.

Mr. Louis C. Bosco, Jr. previously operated a closely-held real estate development company and was engaged in that business for over 35 years. He has also served on the Finance Committee of two non-profit organizations and has engaged in the private practice of law. Mr. Bosco holds a Ph.B. degree in Finance from the University of Notre Dame and a J.D. degree from the University of Detroit Law School. Mr. Bosco has served as a Trustee of the Trust since December 2008. The Board concluded that Mr. Bosco is suitable to serve as a Trustee because of his business and legal experience, his academic background and his service and experience on other boards.

Mr. Joseph M. Grace was previously employed as Executive Vice President and Chief Financial Officer of a Michigan chartered state bank and later as Senior Vice President and head of the Investment Division of a national bank. He sits on the Investment Committee of several non-profit organizations. Mr. Grace holds a B.S. degree in Accounting from the University of Notre Dame. He is licensed as a Certified Public Accountant by the State of Michigan. Mr. Grace has served as a Trustee of the Trust since August 2007. The Board concluded that Mr. Grace is suitable to serve as a Trustee because of his business and investment experience, his academic and professional background and his service and experience on other boards.

Mr. John J. McHale, Jr. has served as the Special Assistant to the Commissioner of Major League Baseball since April 2015, responsible for special project assignments, grievances and on-field disciplinary matters, and previously served as Executive Vice President of Administration and Chief Information Officer for Major League Baseball from 2000 until 2015, overseeing the administrative functions of the MLB Central Office. Prior to 2002, he served in executive capacities for various Major League Baseball teams; Chief Operating Officer for the Tampa Bay Rays (2001-2002), President and Chief Executive Officer of the Detroit Tigers (1995-2001) and Executive Vice President of Baseball Operations of the Colorado Rockies (1991-1994). He is a Board member of the United States Amateur Baseball Federation, Inc. and a Trustee of several major league baseball retirement and pension plans. Mr. McHale holds an undergraduate degree from the University of Notre Dame, a J.D. degree from Boston College and an L.L.M. degree from Georgetown University. Mr. McHale has served as a Trustee of the Trust since April 2014. The Board concluded that Mr. McHale is suitable to serve as a Trustee because of his business and legal experience, his academic and professional background and his service and experience on other boards.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management of the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser. The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse affects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees. The CCO also provides to the Board updates on the application of the Fund’s compliance policies and procedures and how these procedures are designed to mitigate risk. Finally, the CCO reports to the Board immediately in between Board meetings in case of any problems associated with the Fund’s compliance policies and procedures that could expose (or that might have the potential to expose) the Fund to risk.

As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund or the Adviser to lose proprietary information, suffer data corruption or lose operational capacity. This in turn could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security attacks may include, among other things, gaining unauthorized access of digital systems for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber security breaches of the Fund’s third party service providers (including its transfer agent, intermediaries and custodian) or issuers that the Fund invests in, can also subject the Fund to many of the risks associated with direct cyber security breaches. Like operational risk in general, the Fund’s service providers have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cyber security systems of issuers or third party service providers.

Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified, or processes and controls to eliminate or mitigate their occurrence or effects be developed, and some risks are simply beyond any control of the Trust or the Adviser, its affiliates or other service providers.

THE INVESTMENT ADVISER

Schwartz Investment Counsel, Inc. (the “Adviser”), 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170, is the Fund’s investment adviser. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund’s investment process. The Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.95% of its average daily net assets. During the fiscal years ended December 31, 2015, 2014 and 2013, the Fund paid advisory fees of $222,464, $292,954 and $307,674, respectively.

By its terms, the Advisory Agreement will remain in force from year to year, provided such continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of the majority of the Fund’s outstanding shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund’s outstanding shares, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as that term is defined by the 1940 Act and the rules thereunder.

Expense Limitation Agreement. Effective as of May 1, 2015, the Adviser has entered into an Expense Limitation Agreement whereby it contractually agreed to reduce advisory fees and reimburse Fund expenses to the extent necessary so that ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses, litigation and other extraordinary expenses) do not exceed an amount equal to 1.25% annually of the Fund’s average daily net assets. Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the end of the fiscal year when such fee reductions or reimbursements occurred, provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit the Fund’s expenses. During the fiscal year ended December 31, 2015, the Adviser waived $56,616 of its advisory fees in order to limit the Fund’s annual ordinary operating expenses to 1.25%. The Adviser may recapture this amount ($56,616) no later than December 31, 2018.

The Expense Limitation Agreement may be terminated by the Trust or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the Agreement without the approval of the Board of Trustees and (ii) the Agreement terminates automatically if the Adviser ceases to serve as the Fund’s investment adviser. The Adviser will have no claim against the Fund and the Fund will not pay for any unpaid amounts if its Expense Limitation Agreement expires or is terminated. The Expense Limitation Agreement is in effect until May 1, 2017.

Fund Expenses. The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent, administrator and accounting and pricing agent of the Fund, fees and expenses of the Independent Trustees, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders’ meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust’s officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. General Trust expenses are allocated among the Fund and other series of the Trust based upon each series’ relative net assets (on the date the expenses are paid), or the nature of services performed and the relative applicability to each series. In addition, the Fund reimburses all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for reasonable out-of-pocket costs related to attending meetings of the Board of Trustees.

CCO Expenses. The compensation and expenses of any officer or Trustee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Fund reimburses the Adviser for its proportionate share of the compensation and expenses of the Trust’s CCO, who is an employee of the Adviser. The Trust also reimburses the Adviser for out-of-pocket expenses incurred in providing these services. During the fiscal years ended December 31, 2015, 2014 and 2013, the Fund paid compliance service fees and expenses of $878, $1,627 and $1,313, respectively.

PORTFOLIO MANAGERS

The portfolio managers for the Fund are George P. Schwartz, CFA and Timothy S. Schwartz, CFA. The portfolio managers also may be responsible for the day-to-day management of other accounts managed by the Adviser as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

Other Accounts Managed (as of January 1, 2016)

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
George P. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 0 0	$962.8 million $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0
Timothy S. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 0	$ 211.9 million $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Fund and the other accounts listed above. While a portfolio manager may occasionally recommend purchases or sales of the same portfolio securities for the Fund and another account he manages, the Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Fund and the Adviser’s other clients come first.

Compensation

Each of the portfolio managers receives a fixed annual cash salary plus an annual bonus from the Adviser, as determined by the Board of Directors of the Adviser. The annual bonus is based upon a variety of factors, which may include the overall performance and profitability of the Adviser and the overall performance of and profit generated by the accounts managed by a portfolio manager. There is no standard benchmark for comparison, or fixed length of time over which performance is measured by the Board of Directors of the Adviser in determining the portfolio managers’ annual bonuses. Compensation of the portfolio managers also includes profits of the Adviser. The profitability of the Adviser depends primarily upon the value of accounts under management, including the Fund. A portfolio manager’s compensation is not directly based upon the performance of the Fund or the amount of the Fund’s assets.

Ownership of Fund Shares

The following table indicates the dollar range of shares of the Fund beneficially owned by the portfolio managers as of January 1, 2016:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
George P. Schwartz Timothy S. Schwartz	$500,001 - $1,000,000 $10,001 - $50,000

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS

Decisions regarding the placing of the Fund’s securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2015, 2014 and 2013, the Fund paid brokerage commissions of $48,014, $49,812 and $45,933, respectively.

The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided within the safe harbor provided by §28(e) of the Securities Exchange Act of 1934, as amended. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended December 31, 2015, the amount of transactions and related commissions directed to brokers because of research services provided were $16,116,793 and $25,274, respectively.

The Adviser may aggregate purchase and sale orders for agency trades of the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 888-726-0753, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund and disclosure of purchases and sales of such securities may be made to shareholders of the Fund or other persons.

•	Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

•	The Fund posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at www.schwartzvaluefocusedfund.com. These listings are typically available at the website within 10 business days of the end of the quarter. The listings of the 10 largest holdings of portfolio securities on the website are available to the general public.

•	Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such month or quarter, may be disclosed on at least a 30-day lag to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the CCO of the Trust as being in the best interests of shareholders and serving a legitimate business interest of the Fund. Below is a table listing the organizations that have been approved by the CCO to receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information. These organizations have not signed confidentiality agreements. However, the CCO and the Board of Trustees have determined that each such organization is bound by a duty of confidentiality and that the Trust’s policies and procedures with respect to the disclosure of portfolio information are reasonable and sufficient to prevent any harm to the Fund and its shareholders.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use of Portfolio Holdings Information	Receipt of Compensation or Other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and fixed income survey	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Bloomberg L.P.	CUSIP, shares/par value, market value, security description, coupon rate, maturity date and percent of total net assets
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
Standard & Poor’s, Inc. (“S&P”)	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and percent of total net assets
Provided monthly, with a 30-day lag. No formal conditions or restrictions. S&P has indicated that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities; S&P employees must certify annually that they have followed this code of business conduct.
None
Lipper Inc.	CUSIP, shares/par value, market value, security description, total net assets, coupon rate, maturity date
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper Inc. has indicated that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.
None
FactSet	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and fixed income survey
Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.
None

These policies relating to disclosure of the Fund’s holdings of portfolio securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, which are the Fund’s administrator, distributor, custodian, independent registered public accounting firm, legal counsel to the Trust and to the Independent Trustees, pricing service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Fund’s purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Fund; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information. The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See “Taxes.”

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. The Adviser anticipates that the Fund’s portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a 1 year period. For the fiscal years ended December 31, 2015, 2014 and 2013, the Fund’s portfolio turnover rate was 104%, 72% and 57%, respectively. The higher turnover rate during the December 31, 2015 fiscal year is due to an increase in shareholder transactions.

CALCULATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

In valuing the assets of the Fund for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities that are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied Valuation Procedures adopted by the Board of Trustees. One or more independent pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services.

SHAREHOLDER ACCOUNTS

As noted in the Prospectus, the Fund offers the following shareholder services:

Shareholder Account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan. The Automatic Investment Plan enables investors to make regular periodic investments in Fund shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for a specified amount ($50 minimum) which will be automatically invested at the share price determined on or about the 15th and/or last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Automatic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or semi-annual payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon 60 days’ written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 888-726-0753 or by writing to:

Schwartz Value Focused Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Shares. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

TAXES

The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal taxes.

The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders. As of December 31, 2015, the Fund has a short-term capital loss carryforward of $505,906 for federal income tax purpose.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the 1 year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Taxation of the Shareholder. Dividends from net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2016, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $415,050 ($466,950 for married taxpayers, $441,000 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in this highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

The Fund may be subject to a tax on dividend and interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities of issuers in foreign countries, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of a Fund, and such Fund must hold shares in the dividend or interest-paying corporation, for at least 16 days during the 31-day period beginning on the date 15 days before the ex-dividend date. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, a shareholder would not benefit to the extent it or a Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from such shareholder’s dividend, capital gain and redemption payments. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the market value of the Fund’s shares. Should a distribution reduce the market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisors regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for 6 months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding 1 or more other positions in substantially similar or related property or through certain options or short sales.

Certain U.S. shareholders, including individuals, estates and trusts whose income exceeds certain levels are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service (“IRS”) certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares.

In response to this federal law, the Fund chose “average cost,” which is the mutual fund industry standard, as the Fund’s default tax lot identification for all shareholders. Average cost is the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares.

Information set forth in the Prospectus and this SAI that relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situations. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND

The Fund, when it is deemed to be in the best interests of the Fund’s shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5, 10 and 15 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n = ERV

Where:

P =	a hypothetical initial payment of $1,000
T =	average annual total return
n =	number of years
ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-and 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions.

The Fund may also quote average annual total return over the specified periods: (1) after taxes on Fund distributions; and (2) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phase- outs of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The table below shows the Fund’s average annual total returns:

Period Ending December 31, 2015	One Year	Five Years	Ten Years	Fifteen Years
Return Before Taxes	-15.48%	2.25%	0.95%	5.15%
Return After Taxes on Distributions	-15.48%	1.74%	0.43%	4.23%
Return After Taxes on Distributions and Sale of Fund Shares	- 8.76%	1.83%	0.89%	4.36%

The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Fund’s total returns as calculated in this manner for each of the past ten fiscal years are as follows:

Year Ended December 31:
2006	14.29%	2011	5.59%
2007	-11.08%	2012	5.44%
2008	-35.94%	2013	24.70%
2009	34.84%	2014	-4.74%
2010	11.96%	2015	-15.48%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

From time to time the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron’s or Fortune. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its categories as determined by Morningstar, Inc. or Lipper Inc., or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor’s 500 Index, the Russell 1000 Index, the Russell 2000 Index and the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund’s portfolio, the averages are generally unmanaged and the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to the other averages.

PRINCIPAL SECURITY HOLDERS

As of April 1, 2016, the Linda J. Baroli Trust, c/o Schwartz Investment Counsel, Inc., 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170, owned of record 17.37% of the outstanding shares of the Fund and Louis C. Argenta, c/o Schwartz Investment Counsel, Inc., 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170, owned of record 20.34% of the outstanding shares of the Fund.

As of April 1, 2016, the Trustees and officers of the Trust as a group owned of record or beneficially 6.15% of the outstanding shares of the Fund.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund’s investments. As custodian, U.S. Bank, N.A. acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2016. Deloitte & Touche LLP performs an annual audit of the Fund’s financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT AND ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the transfer agent, administrator and fund accountant to the Fund pursuant to a Mutual Fund Services Agreement. Ultimus maintains the records of each shareholder’s account, processes purchases and redemptions of the Fund’s shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Fund pays Ultimus a fee based upon a percentage of the average daily net assets of the Fund, subject to a minimum monthly fee. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services. During the fiscal years ended December 31, 2015, 2014 and 2013, Ultimus received administration, fund accounting and transfer agent fees from the Fund of $36,300, $41,620 and $48,151, respectively.

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or a vote of a majority of the outstanding shares of the Fund; and (2) a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly-owned subsidiary of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

FINANCIAL STATEMENTS

The financial statements of the Fund, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2015.

APPENDIX A - RATINGS DESCRIPTIONS

The various ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group (“Standard & Poor’s”) are described below. A rating by a nationally recognized statistical rating organization (“NRSRO”) represents the organization’s opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The long-term ratings of Moody’s and Standard & Poor’s for debt securities are as follows:

Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings

AAA – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic condi-tions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment is still considered strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated “CC” is currently highly vulnerable to nonpayment.

C – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

Schwartz Investment Trust and Schwartz Investment Counsel, Inc.

Proxy Voting Policies and Procedures

Schwartz Investment Trust and Schwartz Investment Counsel, Inc. intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders’ and clients’ investments.

Schwartz Investment Trust’s (“SIT”) Board of Trustees has delegated to Schwartz Investment Counsel, Inc. (“SICI”) the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and our other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General Policy for Voting Proxies

SICI will vote proxies solely in the interests of clients. Any conflict of interest must be resolved in the way that will most benefit clients. Since the quality and depth of management is a primary factor considered when investing in a company, substantial weight is given to the recommendation of management on any issue. However, SICI will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of Interest

SICI recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of clients. Such circumstances may include, but are not limited to, situations where SICI or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. SICI shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of SICI with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of SICI’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. SICI shall not vote proxies relating to such issuers on behalf of client accounts until it has determined that the conflict of interest is not material, or as it relates to SIT’s holdings, a method of resolving such conflict of interest has been agreed upon by the Committee of Independent Trustees. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence SICI’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, SICI may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material as it relates to SIT’s holdings, the conflict shall be disclosed to the Committee of Independent Trustees and SICI shall follow the instructions of the Committee of Independent Trustees. The Proxy Manager shall keep a record of all materiality decisions and SICI’s Chief Compliance Officer shall report them to the Committee of Independent Trustees on a quarterly basis.

Election of the Board of Directors

SICI believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

SICI will generally support the election of directors that result in a board made up of a majority of independent directors.

SICI will hold directors accountable for the actions of the committees on which they serve. For example, SICI will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

SICI will support efforts to declassify existing boards. SICI will vote against efforts by companies to adopt classified board structures, or impose “poison pills” on its shareholders or adopt multiple classes of stock.

Approval of Independent Auditors

SICI believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based Compensation Plans

SICI believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, SICI is opposed to plans that substantially dilute shareholders’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

SICI will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

SICI will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on our shareholdings SICI considers other factors such as the nature of the industry and size of the company.

SICI will vote against plans that have any of the following structural features:

•	Ability to re-price underwater options
•	Ability to issue options with an exercise price below the stock’s current market price.
•	Ability to issue reload options.
•	Automatic share replenishment (“evergreen”) feature.

SICI will support measures intended to increase long-term stock ownership by executives. These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).
•	Requiring stock acquired through option exercise to be held for a certain period of time.
•	Using restricted stock grants instead of options.

To this end, SICI supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering SICI’s case for increased ownership by corporate leaders and employees.

SICI will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights

SICI believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.

SICI will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

SICI will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

SICI will vote against proposals for a separate class of stock with disparate voting rights.

SICI will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, SICI will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Corporate and Social Policy Issues

SICI believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

SICI generally votes against these types of proposals, though exceptions may be made in certain instances where SICI believes a proposal has substantial economic implications.

Proxy Voting Process

Proxy voting is subject to the supervision of Robert C. Schwartz, CFP, Vice President of SICI (“Proxy Manager”). Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.
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